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                                                                   Exhibit 10.13

                    YURIE SYSTEMS, INC. 401(k) SAVINGS PLAN



                             RESTATED AND AMENDED

                           EFFECTIVE JANUARY 1, 1997
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                                   ARTICLE I
                                  DEFINITIONS

As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

1.1   Act means the Employee Retirement Income Security Act of 1974 as it may be
      ---
amended from time to time.

1.2   Administrator means the persons or entity designated by the Employer
      -------------
pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

1.3   Affiliated Employer means the Employer and any corporation which is a
      -------------------
member of a controlled group of corporations (as defined in Code Section 414(b) which includes the Employer any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

1.4   Aggregate Account means with respect to each Participant, the value of all
      -----------------
accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

1.5   Allocation Participant means: (a) for purposes of allocation of Employer's
      ----------------------
Non-Elective Contributions made pursuant to Section 4.1(b) (i.e., matching
                                                            ----
contributions), a Participant who is considered to be a Participant under
Section 3.1(d); and (b) for purposes of allocation of an Employer's Non-Elective Contributions made pursuant to Section 4.1(c) (i.e., discretionary
                                               ----
contributions), a participant who is (I) considered to be a Participant under
Section 3.1(d); (II) credited with a Year of Service for the Plan Year with respect to which the contribution is made, unless the Year of Service requirement is reduced pursuant to Section 4.4(h); and (III) an Employee on the last day of the Plan Year with respect to which the contribution is made. Provided, however, that an Employee who terminates employment during a Plan Year for reasons of death, Total and Permanent Disability, or retirement shall be deemed to have met the requirements of Sections 1.5(b)(II) and (III) for such Plan Year.

1.6   Anniversary Date means December 31st.
      ----------------

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1.7   Anniversary Starting Date means the first day on which all events have
      -------------------------
occurred which entitles the Participant to a benefit.

1.8   Beneficiary means the person to whom a share of a deceased Participant's
      -----------
interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

1.9   Code means the Internal Revenue Code of 1986, as amended or replaced from
      ----
time to time.

1.10  Common Stock means the common stock of Yurie Systems, Inc. having a par
      ------------
value of $0.01.

1.11  Common Stock Account means the portion of a Participant's Account
      --------------------
maintained pursuant to Section 4.14 and attributable to matching contributions made in Common Stock.

1.12  Compensation with respect to any Participant means 415 safe-harbor
      ------------
compensation for the Plan Year that is actually paid to the Participant. 415 safe-harbor compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profit, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a non-accountable plan (as described in Regulation 1.622(c)), and excluding the following:

           (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

           (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

           (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

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           (4)  Other amounts which received special tax benefit, or
                contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

Notwithstanding this definition of 415 safe-harbor compensation, however, Compensation for all Plan purposes shall not include: (A) compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b); (B) overtime; (C) bonuses; (D) compensation for the period prior to the date the Participant entered the Plan; or (E) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation or welfare benefits.

Notwithstanding the above, the Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000. as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months. over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction. the numerator of which is the number of months in the determination period, and the denominator of which is 12.

Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this Section.

In applying these limitations, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code
Section 414(q)(6) because such Partici pant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this plan is integrated), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

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1.13  Deferred Compensation means that portion of a Participant's total
      ---------------------
Compensation that such Participant has elected to defer for a Plan Year pursuant to Section 4.2.

1.14  Early Retirement Date means the date on which a Participant or Former
      ---------------------
Participant has attained his 55th birthday and completed at least five (5) Years of Service (Early Retirement Age). A Participant shall become fully Vested upon satisfying this requirement if still employed at his Early Retirement Age.

A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

1.15  Effective Date means January 1, 1996.
      --------------

1.16  Elective Contribution means the Employer's contributions to the Plan that
      ---------------------
are made pursuant to the Participant's deferral election pursuant to Section
4.2. Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.40 1(k)-1(b)(3), the provisions of which are specifically incorporated herein by reference.

1.17  Employee means any person who is employed by the Employer, but excludes
      --------
any person who is employed as an independent contractor. The term Employee shall also include Leased Employees as provided in Code Section 414(n) or (o).

Employees of entities which are an Affiliated Employer will not be treated as employed by a single employer.

1.18  Employer means Yurie Systems, Inc., any Participating Employer (as defined
      --------
in Section 10.1) which shall adopt this Plan, any successor which shall maintain this Plan and any predecessor which has maintained this Plan.

1.19  Excess Contributions means, with respect to a Plan Year, the excess of
      --------------------
Elective Contributions and Qualified Non-Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a).

1.20  Excess Deferred Compensation means, with respect to any taxable year of a
      ----------------------------
Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar

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limitation provided for in Code Section 402(g), which is incorporated herein by reference.

1.21  Family Member means, with respect to an affected Participant, such
      -------------
Participant's spouse, and such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

1.22  Fiduciary means any person who:  (a) exercises any discretionary authority
      ---------
or discretionary control respecting management of the Plan or exercises any authority or control respecting man agement or disposition of its assets; (b) renders investment advice for a fee or other compensation, direct or indirect with respect to any monies or other property of the Plan or has any authority or responsibility to do so; or (c) has any discretion ary authority or discretionary responsibility in the administra tion of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

1.23  Fiscal Year means the Employer's accounting year which is the calendar
      -----------
year.

1.24  Forfeiture means that portion of a Participant's Non-Elective Account that
      ----------
is not Vested, and occurs on the earlier of:

      (a) the distribution of the entire Vested portion of a Participant's Non-Elective Account, or

      (b)  the last day of the Plan Year in which the Participant incurs five
           (5) consecutive 1-Year Breaks in Service.

Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

1.25  Former Participant means a person who has been a Participant, but who has
      ------------------
ceased to be a Participant for any reason.

1.26  414(s) Compensation with respect to any Employee means his Compensation as
      -------------------
defined in Section 1.9, except that for purposes of this Section, Compensation shall be determined by including bonuses and overtime. The amount of "414(s) Compensation" with respect to any Employee shall include "414(s) Compensation" during the entire twelve (12) month period ending on the last day of such Plan Year, except that "414(s) Compensation" shall only be recognized as of an Employee's effective date of participation.

1.27  415 Compensation means compensation as defined in Section 4.9(f)(2).
      ----------------

1.28  Highly Compensated Employee means an Employee described in Code Section
      ---------------------------
414(q) and the Regulations thereunder and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

      (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" as defined in Section 1.31(c).

      (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

      (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000, and were the Top Paid Group of Employees for the Plan Year.

      (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of
           (i) 50 employees, or (ii) the greater of 3 employees or 10 percent of all employees. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b)(1)(A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

      (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period. However, if the Plan Year is a calendar year, or if another Plan of the Employer so provides, then the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). With respect to this election, it shall be applied on a uniform and consistent basis to all plans, entities, and arrangements of the Employer.

For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look back year" begins.

In determining who is a Highly Compensated Employee, Employers who are non-resident aliens and who received no earned income (within the meaning of Code
Section 911(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. In addition, Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year".

1.29  Highly Compensated Former Employee means a former Employee who had a
      ----------------------------------
separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner". For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.26. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

1.30  Highly Compensated Participant means any Highly Compensated Employee who
      ------------------------------
is eligible to participate in the Plan.

1.31  Hour of Service means (l) each hour for which an Employee is directly or
      ---------------
indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a 1-Year Break in Service, and employment commencement date (or reemployment commencement date). The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Sections 414(n) or 414(o) and the Regulations thereunder.

Hours of Service will be determined on the basis of actual hours for which an Employee is paid or entitled to payment.

1.32  Investment Manager means an entity that (a) has the power to manage,
      ------------------
acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Adviser Act of 1940, a bank, or an insurance company.

1.33  Key Employee means an Employee as defined in Code Section 416(i) and the
      ------------
Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

      (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

      (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

      (c) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership here under, employers that would otherwise be aggregated under Code Sections 414(b), (c),
           (m) and (o) shall be treated as separate employers.

      (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensa tion" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and
     (o) shall be taken into account.

For purposes of this Section, the determination of "415 Compensa tion" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125.402(e)(3), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

1.34  Late Retirement Date means the date of a Participant's actual retirement
      --------------------
after having reached his Normal Retirement Date.

1.35  Leased Employee means any person (other than an Employee of the recipient)
      ---------------
who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related per sons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefit provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A leased employee shall not be considered an Employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125.402(e)(3), 402(h), or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute mom than 20 percent of the recipient's non-highly compensated workforce.

1.36  Net Profit means with respect to any Fiscal Year the Employer's net income
      ----------
or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduc tion for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

1.37  Non-Elective Contribution means the Employer's contributions to the Plan
      -------------------------
other than those made pursuant to the Participant's deferral election made pursuant to Section 4.1(a) and any Qualified Non-Elective Contribution. The Employer's matching contribution made pursuant to Section 4.1(b) shall be considered a Non-Elective Contribution for purposes of the Plan.

1.38  Non-Highly Compensated Participant means any Participant who is neither a
      ----------------------------------
Highly Compensated Employee nor a Family Member.

1.39  Non-Key Employee means any Employee or former Employee (and his
      ----------------
Beneficiaries) who is not a Key Employee.

1.40  Normal Retirement Age means the date a Participant attains his 65th
      ---------------------
birthday, at which time he shall become fully Vested in his Participant's Non-Elective Account.

1.41  Normal Retirement Date means the Participant's Normal Retirement Age, on
      ----------------------
which he shall become eligible to have his benefits distributed to him.

1.42  1-Year Break in Service means the applicable computation period during
      -----------------------
which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence."

"Authorized leave of absence" means an unpaid, temporary cessa tion from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness. military service, or any other reason.

A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

1.43  Participant means any Employee who participates in the Plan as provided in
      -----------
Section 3.1 and has not for any reason become ineligible to participate further in the Plan.

1.44  Participant's Non-Elective Account means the account established and
      ----------------------------------
maintained by the Administrator for each Participant with respect to his total interest under the Plan resulting from the Employer's Non-Elective Contributions. A separate accounting shall be maintained in this Account for matching contributions.

1.45  Participant's Combined Account means the total aggregate amount of each
      ------------------------------
Participant's Elective Account, Qualified Non Elective Account, and Participant's Non-Elective Account.

1.46  Participant's Elective Account means the account established and
      ------------------------------
maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions made pursuant to Section 4.1(b), and any Qualified Non-Elective Contributions.

1.47  Participant's Rollover Account means the account established and
      ------------------------------
maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from amounts transferred from another qualified plan or "conduit" Individual Retirement Account in accordance with Section 4.11.

1.48  Plan means the Yurie Systems, Inc. 401(k) Employee Savings Plan.
      ----

1.49  Plan Year means the calendar year.
      ---------

1.50  Qualified Non-Elective Contribution means the Employer's contributions to
      -----------------------------------
the Plan that are made pursuant to Section 4.6(b) which are used to satisfy the "Actual Deferral Percentage" tests. Qualified Non-Elective Contributions are nonforfeitable when made and are distributable only as specified in Sections 4.2(c) and 6.11. In addition, the Employer's contributions to the Plan that are made pursuant to Section 4.8(h) and which are used to satisfy the "Actual Contribution Percentage" tests shall be considered Qualified Non-Elective Contributions.

1.51  Regulation means the Income Tax Regulations as promulgated by the
      ----------
Secretary of the Treasury or his delegates and as amended from time to time.

1.52  Retired Participant means a person who has been a Participant, but who has
      -------------------
become entitled to retirement benefits under the Plan.

1.53  Retirement Date means the date as of which a Participant retires for
      ---------------
reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retire ment Date, Early or Late Retirement Date (see Section 6.1).

1.54  Shareholder-Employee means a Participant who owns more than five percent
      --------------------
(5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation under the applicable Code Section.

1.55  Super Top Heavy Plan means a plan described in Section 2.2(b).
      --------------------

1.56  Terminated Participant means a person who has been a Participant, but
      ----------------------
whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

1.57  Top Heavy Plan means a plan described in Section 2.2(a).
      --------------

1.58  Top Heavy Plan Year means a Plan Year commencing after December 31, 1983
      -------------------
during which the Plan is a Top Heavy Plan.

1.59  Top Paid Group shall be determined pursuant to Code Section 414(q) and the
      --------------
Regulations thereunder and generally means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (as determined pursuant to Section 1.26) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees pursuant to Code Section 414(n) or (o). Employees who are nonresident aliens who received no carried income (within the meaning of Code
Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

     (a) Employees with less than six (6) months of service;

     (b) Employees who normally work less than 17  1/2 hours per week;

     (c) Employees who normally work less than six (6) months during a year; and

     (d) Employees who have not yet attained age 21.

In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identi fication of particular Employees in the Top Paid Group.

The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

1.60  Total and Permanent Disability means the inability to engage in any
      ------------------------------
substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

1.61  Trustee means the individual, individuals or financial institution, or a
      -------
combination of them, who shall be designated by Yurie Systems, Inc. and who shall agree in writing to hold in trust any assets of the Plan for the purpose of providing bene fits under the Plan, and shall include any successor trustee to the trustee initially designated thereunder.

1.62  Trust Fund means the assets of the Plan and Trust as the same shall exist
      ----------
from time to time.

1.63  Vested with respect to any benefit payable to, or any portion of any
      ------
account maintained on behalf of, a Participant means nonforfeitable.

1.64  Year of Service means the computation period of twelve (12) consecutive
      ---------------
months, herein set forth, and during which an Employee has completed at least 1000 Hours of Service.

For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment com-mencement date). The computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. After the initial eligibility computation period, the eligibility computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service.

For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the Plan Year, including periods prior to the Effective Date of the Plan.

Years of Service and breaks in service will be measured on the same computation period.

Years of Service with any predecessor Employer which maintained this Plan shall be recognized. Years of Service with any other predecessor Employer shall not be recognized.

Years of Service with any Affiliated Employer shall be recognized.

                                  ARTICLE II
                    TOP HEAVY PROVISIONS AND ADMINISTRATION

2.1  TOP HEAVY PLAN REQUIREMENTS.

For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to
Section 4.4(i) of the Plan.

2.2  DETERMINATION OF TOP HEAVY STATUS

     (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

     (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

     (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

         (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

         (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

         (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

         (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

         (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

         (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

         (7) For the purposes of determining whether two employers are to be treated as the same employer in 2.2(c)(5) and 2.2(c)(6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

     (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

         (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each qualified plan of the Employer, including any Simplified Employee Pension Plan, in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other qualified plan of the Employer which enables any qualified plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

             In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

         (2) Permissive Aggregation Group: The Employer may also include any other plan of the Employer, including any Simplified Employee Pension Plan, not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

             In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

         (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plaits.

         (4) When aggregating plans, the value of Aggregate Accounts and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         (5) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

     (e) "Determination Due" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

     (f) Present Value, of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

         However, any such determination must include present value of accrued benefit attributable to any Plan distributions referred to in Section 2.2(c)(3) above, any Employee contributions referred to in Section 2.2(c)(4) above or any related or unrelated rollovers referred to in Sections 2.2(c)(5) and 2.2(c)(6) above.

     (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

         (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

         (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

     (h) The Administrator shall determine whether this Plan is a Top Heavy Plan on each December 31st. Such determination of the top heavy ratio shall be in accordance with Code Section 416 and the Regulations thereunder.

2.3  POWERS AND RESPONSIBILITIES OF THE EMPLOYER

     (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants, and their Bene ficiaries in accordance with the terms of the Plan, the Code, and the Act.

     (b) The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communica-tion of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

     (c) The Employer may, in its discretion, appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

     (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.4  DESIGNATION OF ADMINISTRATIVE AUTHORITY

The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

The Employer, upon the resignation or removal of an Adminis trator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5  ALLOCATION AND DELEGATION OF RESPONSIBILITIES

If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among them selves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee there after shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6  POWERS AND DUTIES OF THE ADMINISTRATOR

The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code
Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to the following:

     (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

     (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

     (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust Fund;

     (d) to maintain all necessary records for the administration of the Plan;

     (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

     (f) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

     (g) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

     (h) to prepare and implement a procedure to notify Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

     (i) to assist any Participant-regarding his rights, benefits, or elections available under the Plan;

2.7  RECORDS AND REPORTS

The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by Law.

2.8  APPOINTMENT OF ADVISERS

The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9  INFORMATION FROM EMPLOYER

To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require, and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10  PAYMENT OF EXPENSES

All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

2.11  MAJORITY ACTIONS

Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12  CLAIMS PROCEDURE

Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed, unless special circumstances require an extension of time for processing the claim, in which case written notice shall be furnished to the claimant within 180 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13  CLAIMS REVIEW PROCEDURE

Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator a written appeal. Such appeal, including a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall determine whether to conduct a hearing or to decide the appeal based solely on written presentations. In either event, the claimant may be represented by an attorney or any other representative of his choosing and expense and shall have an opportunity to submit written evidence and arguments in support of his claim. The claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. If the Administrator determines to hold a hearing either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circum stances, provided the delay and the special circumstances occa sioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

3.1  ELIGIBILITY AND PARTICIPATION

     (a) Each person who is a Participant on March 31, 1997 shall, except as otherwise provided in the Plan, continue to be a Participant after such date.

     (b) Each person who is an Employee on April 1, 1997 but who was not a Participant on March 31, 1997 shall become a Participant on April 1, 1997, subject to Section 3.5.

     (c) Each person who becomes an Employee after April 1, 1997 shall become a Participant on the first day of the quarter coinciding with or following completion of his first Hour of Service, subject to Section 3.5.

     (d) Notwithstanding Section 3.1(a) through (c), however, a Participant shall not be considered a Participant for purposes of allocation of an Employer's Non-Elective Contributions (including matching contributions but not including Qualified Non-Elective Contributions) until the earlier of the first January 1 or July 1 next following the date on which he has completed one Year of Service.

3.2  DETERMINATION OF ELIGIBILITY

The Administrator shall determine the eligibility of each person for participation in the Plan. Such determination shall be con clusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.3  OMISSION OF ELIGIBLE PERSON

If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution, if necessary after the application of
Section 4.4(e), so that the omitted Employee receives a total amount which the said Employee would have received had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.4  INCLUSION OF INELIGIBLE PERSON

If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made.

3.5  ELECTION NOT TO PARTICIPATE

An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least 30 days before the beginning of a Plan Year.

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

     (a) For each Plan Year, the Employer shall contribute to the Plan the amount of the total salary reduction elections of all Participants made pursuant to Section 4.2(a). Such amount shall be deemed an Employer's Elective Contribution.

     (b) For each Plan Year the Employer may in its discretion contribute to the Plan a matching contribution equal to 100 percent of the Deferred Compensation of each Allocation Participant, not including any Deferred Compensation in excess of five (5) percent of the Participant's Compensation. Such matching contribution, if any, shall be deemed an Employer's Non-Elective Contribution.

     (c) For each Plan Year the Employer may in its discretion contribute to the Plan an additional discretionary amount. Such amount, if any, shall also be deemed an Employer's Non-Elective Contribution.

     (d) Notwithstanding the foregoing, however, the Employer's contributions for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. Contributions by the Employer shall be made in cash, Common Stock (as provided in Section 4.14) or such other property as is acceptable to the Trustee. Provided, however, that to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount which is deductible under Code Section 404.

4.2  PARTICIPANT'S SALARY REDUCTION ELECTION

     (a) Effective April 1, 1997 each Participant may elect to defer from 1
         (one) to 12 (twelve) percent of his Compensation which would otherwise have been received in the Plan Year, subject to the limitations of this Section. A Participant may elect to commence deferrals as of the first day of any quarter. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is cur rently available on or before the date the Participant executed such election, or if later, the latest of the date the Employer adopts this cash or deferred arrangement or the date such arrangement first became effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible.

         Participants may not elect to defer and have allocated for a Plan Year all or a portion of any bonus.

         Once made, a Participant's election to reduce Compen sation shall remain in effect until modified or termi nated. Modifications may be made as of the beginning of any quarter, and terminations may be made at any time. Any modification or termination of an election will become effective as soon as is administratively feasible.

     (b) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

     (c) Amounts held in the Participant's Elective Account may be distributable as permitted under the Plan, but in no event prior to the earlier of:

         (1) a Participant's termination of employment, Total and Permanent Disability, or death;

         (2) a Participant's attainment of age 59 1/2;

         (3) the proven financial hardship of a Participant, subject to the limitations of Section 6.11;

         (4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) or the establishment of a successor defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer.

         (5) the date of the sale by the Employer to an entity that is not an Affiliated Employer of substan tially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Partic ipant who continues employment with the corpora tion acquiring such assets; or

         (6) the date of the sale by the Employer or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an Affiliated Employer with respect to a Participant who continues employment with such subsidiary.

     (d) A Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed the limitation imposed by Code Section 402(g), as in effect for the calendar year in which such Plan Year began. If such dollar limitation is excluded solely from elective deferrals under this Plan or any other Plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

     (e) In the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)-1(d)(2)(iii)(B) from any other plan maintained by the Employer or from his Participant's Elective Account pursuant to Section 6.11(c), then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, made pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

     (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code
         Section 401(k)), a simplified employee pension (as defined in Code
         Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code
         Section 457, or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code
         Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1st following the close of his taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1996. Any distribution of less than the entire amount of Excess Deferred Compens ation and Income shall be treated as a pro rata distri bution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

     (1) the Participant shall designate the distribution as Excess Deferred Compensation;

     (2) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation; and

     (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

     (4) Any distribution made pursuant to this Section shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed.

Any distribution under this Section shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed.

For the purpose of this Section, "Income" means the amount of income or loss allocabic to a Participant's Excess Deferred Compensation and shall be equal to the sum of the allocable gain or loss for the taxable year of the Participant. The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant's Deferred Compensation for the respective period by a fraction. The numerator of the fraction is the Participant's Excess Deferred Compensation for the taxable year of the Participant. The denominator is the balance, as of the last day of the respective period, of the Participant's Elective Account that is attributable to the Participant's Deferred Compensation reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

     (g) Notwithstanding Section 4.2(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

     (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide benefits to the Participant or his Beneficiary.

     (i) The Employer and the Administrator shall adopt a procedure necessary to implement the salary reduction elections provided for herein.

4.3  TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

Provided, however, that (A) matching contributions, if any, shall be made as soon as practicable following the end of each quarter; and (B) Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contribution can reasonably be segregated from the Employer's general assets, but in no event later than the 15th business day of the month following the month in which such contributions would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4  ALLOCATION OF CONTRIBUTIONS, FORFEITURES AND EARNINGS

     (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit all amounts allocated to each such Participant as set forth herein.

     (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

         (1) With respect to the Employer's Elective Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

         (2) With respect to the Employer's Matching Contribution made pursuant to Section 4.1(b), to each Allocation Participant's Non-Elective Account, in an amount equal to the portion allocable to such Allocation Participant.

         (3) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(c), to each Allocation Participant's Non-Elective Account in the same ratio as each Allocation Participant's Compensation bears to the total Compensation of all Allocation Participants.

     (c) Except as provided in Section 4.13(b), as of each Anniversary Date or other valuation date, before allocation of Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depre ciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date. If any nonsegregated account of a Participant has been distributed prior to the Anniversary Date or other valuation date subsequent to a Participant's termina tion of employment no earnings or losses shall be credited to such account.

         Notwithstanding the above, with respect to contribu tions made to a 401(k) Plan after the previous

    Anniversary Date or allocation date, earnings and losses shall be allocated by using the actual investment experience of individual accounts.

(d) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 6.4(g)(2) or be used to satisfy any contribution that may be required pursuant to Section 3.4 and/or 6.9. The remaining Forfeitures, if any, shall be treated as follows: (i) Forfeitures of contributions other than matching contributions shall be added to the Employer's Non-Elective Contribution under the Plan; and (ii) Forfeitures of matching contributions shall be used to reduce the Employer's matching contribution.

(e) Minimum Allocations Required for Top Heavy Plan Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and For feitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (ii) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non- Key Employee has received the required minimum alloca tion, such Non-Key Employee's Deferred Compensation and matching contributions used to satisfy the "Actual Deferral Percentage" test pursuant to Section 4.5(a) or the "Actual Contribution Percentage" test of Section 4.7(a) shall not be taken into account.

(f) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

(g) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; or (2) declined to make mandatory contribu tions (if required) or salary reduction contributions to the Plan.

(h) Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations.

(i) For the purposes of this Section, "415 Compensation" shall be limited to the same dollar limitations set forth in Section 1.9.

(j) Notwithstanding anything herein to the contrary, participants who terminated employment during the Plan Year shall share in the Employer Elective Contributions for the year of termination without regard to the Hours of Service credited.

(k) Notwithstanding anything herein to the contrary (other than Sections 4.4(j) and 6.6(e)(1)), any Participant who terminated employment during the Plan Year for reasons other than death, Total and Permanent Disability, or retirement: (i) shall share in the allocations of the Employer's Matching Contribution made pursuant to Section 4.1(b); and, (ii) shall not share in the Employer's Non-Elective Contributions made pursuant to Section 4.1(c) or Forfeitures.

(l) Notwithstanding anything herein to the contrary, Participants terminating for reasons of death, Total and Permanent Disability, or retirement shall share in the allocation of the Employer's Matching Contribution made pursuant to Section 4.1(b), the Employer's Non-Elective Contributions made pursuant to Section 4.1(c), and Forfeitures as provided in this Section regardless of whether they completed a Year of Service during the Plan Year.

(m) If a Former Participant is reemployed after five (5) consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

     (1) one account for nonforfeitable benefits attributable to pre-break service; and

     (2) one account representing his status in the Plan attributable to post-break service.

(n) Notwithstanding anything in the Plan to the contrary, if this Plan would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1), or 410(b)(2)(A)(i) and the Regulations thereunder because Employer matching Contributions made pursuant to Section 4.1(b) or Employer Non-Elective Contributions made pursuant to Section 4.1(c) have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

     (1) Allocations of the respective contribution and Forfeitures shall first be made to all active Participants who are employed on the last day of the Plan Year, regardless of the number of Hours of Service completed; and

     (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

Nothing in this Section shall permit the reduction of a Partici pant's accrued benefit. Therefore any amounts that have previ ously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deduc tible under Code
Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

4.5  ACTUAL DEFERRAL PERCENTAGE TESTS

     (a) Maximum Annual Allocation: The annual allocation derived from Employer Elective Contributions and Qualified Non-Elective Contributions to a Participant's Elective Account shall satisfy one of the following tests:

         (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

         (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

             However, to prevent the multiple use of the alternative method described in (2) above and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

     (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions and Qualified Non-Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent of the

         Participant's "414(s) Compensation". Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

     (c) For the purpose of determining the actual deferral ratio of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

         (1) The combined actual deferral ratio for the family group (which shall be determined by aggregating Employer Elective Contributions and "414(s) Com pensation" of all eligible Family Members (includ ing Highly Compensated Participants), However, in applying the $150,000 limit to "414(s) Compensa tion," Family Members shall include only the affected Employee's spouse and any lineal descen dants who have not attained age 19 before the close of the Plan Year.

         (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

         (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

     (d) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 4.2, whether or not such deferral election was made or suspended pursuant to
         Section 4.2.

     (e) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section

          401(a)(4) or 410(b) (other than Code Section 401(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Plans may be aggregated under this paragraph (e) only if they have the same plan year.

          Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(c)(7) may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

     (f) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two (2) or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) for Plan Years beginning after December 31, 1988) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

4.6   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5, the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

      (a) (1) On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess

                Contributions distributed to him until one of the tests set forth in Section 4.5 is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in
                Section 4.5 is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation". However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year. Any distribution of Excess Contributions:

                (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                (ii) shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed;

                (iii) shall be adjusted for Income; and

                (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

          (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income.

          (3) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by reducing the actual deferral ratio as required herein and the Excess Contributions for the family unit shall be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

     (b) Within twelve (12) months after the end of the Plan Year, the Employer shall make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants.

     (c) For purposes of this Section, "Income" means the income or loss allocable to Excess Contributions which shall equal the sum of the allocable gain or loss for the Plan Year. The income or loss allocable to Excess Contributions for the Plan Year is determined by multiplying the income or loss for the Plan Year by a fraction. The numerator of the fraction is the Excess Contributions for the Plan Year. The denominator of the fraction is the total of the Participant's Elective Account as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

     (d) Any amounts not distributed within 2 1/2 months after the end of the Plan Year shall be subject to the 10% Employer excise tax imposed by Code Section 4979.

4.7  ACTUAL CONTRIBUTION PERCENTAGE TESTS

     (a) The "Actual Contribution Percentage" for the Highly Compensated Participant group shall not exceed the greater of:

          (1) 125 percent of such percentage for the Non-Highly Compensated Participant group; or

          (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, to prevent the multiple use of the alterna-tive method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under any plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)- 1(b) and 1.401(m)-2 are incorporated herein by reference.

     (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

          (1) the sum of Employer matching contributions pursuant to Section 4.1(b)(to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5) contributed under the Plan on behalf of each such Participant for such Plan Year, to

          (2)   the Participant's "414(s) Compensation" for such Plan Year.

     (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.8(c), only Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions made pursuant to Section 4.1(b) elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(2) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

     (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Employee is either a "five percent owner of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

          (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the ratio determined by aggregating Employer matching contributions made pursuant to Section 4.1(b)(to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $150,000 limit to "414(s) Compensation" for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

          (2) The Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

          (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

     (e) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this paragraph only if they have the same plan year.

          Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

     (f) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code
          Section 4975(e)(7) for Plan Years beginning after December 31, 1988) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contribu tions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

     (g) For purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to have matching contributions made pursuant to
          Section 4.1(b) (whether or not a deferred election was made or suspended pursuant to Section 4.2(e)) allocated to his account for the Plan Year or to make salary deferrals pursuant to Section 4.2 (if the Employer uses salary deferrals to satisfy the provisions of this Section).

     (h) For purposes of this Section, "Matching Contribution" shall mean an Employer contribution made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of an Employee contribution made by such Participant, or on account of a participant's deferred compensation, under a plan maintained by the Employer.

4.8  ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

     (a) In the event that the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his portion of Excess Aggregate Contributions (and Income allocable to such contributions) or, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Employer matching contributions (and Income allocable to such Forfeitures) until either one of the tests set forth in
          Section 4.7(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Partici pant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.7(a) is satisfied. The distribution and/or Forfeiture of Excess Aggregate Contributions shall be made in the following order.

          (1) Employer matching contributions distributed and/or forfeited pursuant to Section 4.6(a)(1);

          (2)   Remaining Employer matching contributions.

     (b) Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4. However, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

     (c) Excess Aggregate Contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

     (d) For the purposes of this Section and Section 4.7, "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

          (1) the aggregate amount of Employer matching contributions made pursuant to Section 4.1(b) (to the extent such contributions are taken into account pursuant to Section 4.7(b)) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) actually made on behalf of the Highly Compensated Participant group for such Plan Year, over

          (2) the maximum amount of such contributions permitted under the limitations of Section 4.7(a).

     (e) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the total Employer matching contributions made pursuant to Section 4.1(b)(to the extent taken into account pursuant to Section 4.7(b)), and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to
          Section 4.7(c) on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his "414(s) Compensation". The actual contribution ratio must be rounded to the nearest one-hundredth of one percent. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to Section 4.1(b) (to the extent taken into account pursuant to Section 4.7(b)), and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of such Highly Compensated Participant for such Plan Year.

     (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary employee contribu tions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code
          Section 401(k)) maintained by the Employer that ends with or within the Plan Year.

     (g) The determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules shall be accomplished by reducing the actual contribution percentage ratio as required herein and the Excess Aggregate Contributions for the family unit shall be allocated among the Family Members in proportion to the sum of Employer matching contributions made pursuant to Section 4.1(b)(to the extent taken into account pursuant to Section 4.7(b)), and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) of each Family Member that were combined to determine the group actual contribution ratio.

     (h) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.7(a). Such contribution shall be allocated to the Participant Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to Section 4.5(a).

     (i) For purposes of this Section, "Income" means the income or loss allocable to Excess Aggregate Contributions which shall equal the sum of the allocable gain or loss for the Plan Year. The income or loss allocable to Excess Aggregate Contributions for the Plan Year is determined by multiplying the income or Loss for the Plan Year by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Plan Year. The denominator of the fraction is the total Participant's Non-Elective Account attributable to Employer matching contributions subject to Section 4.7, and any Qualified Non-Elective Contributions and elective deferrals taken into account pursuant to Section 4.7(c) as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

     (j) Distributions of matching contributions pursuant to this Section 4.8 shall be made in cash or Common Stock, at the discretion of the Administrator.

4.9  MAXIMUM ANNUAL ADDITIONS

     (a)  (1)   If the Participant does not participate in, and has never
                participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Code Section
                419(c)),
                maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, which provides Annual Additions, the amount of Annual Additions which may be credited to the Participant's accounts for any Limitation Year shall not exceed the lesser of the Maximum
                Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation
                Year will equal the Maximum Permissible Amount.

          (2) Prior to determining the Participant's actual compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

          (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual compensation for such Limitation Year.

          (4) If pursuant to Section 4.9(a)(2) or Section 4.5, there is an Excess Amount, the excess will be disposed of in one of the following manners, as uniformly determined by the Administrator for all Participants similarly situated.

                (i) Any Deferred Compensation, to the extent it would reduce the Excess Amount, will be distributed to the Participant;

                (ii) If, after the application of subparagraph (i), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's account will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

          (iii) If, after the application of subparagraph (i), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contribu tions (including allocation of any For feitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

           (iv) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to participants' accounts before any employer contributions or any employee contributions may be made to the plan for that limitation year. Excess amounts may not be distributed to participants or former participants.

   (b) (1) This subsection applies if, in addition to this Plan, the Participant is covered under another qualified Prototype defined contribution plan maintained by the Employer, or a welfare benefit fund (as defined in Code Section 419(e)) main tained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, which provides Annual Additions, during any Limitation Year. The Annual Additions which may be credited to a Participant's accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's accounts under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and welfare benefit funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

       (2) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 4.9(a)(2).

       (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permis sible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

       (4) If, pursuant to Section 4.9(b)(2) or Section 4.5, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

       (5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

           (i)  the total Excess Amount allocated as of such date, times

           (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Lim itation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

       (6) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 4.9(a)(4).

   (c) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Prototype Plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with Section 4.9(b).

   (d) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year.

   (e) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition". In addition, the following are not Employee contributions for the purposes of Section 4.9(f)(1): (1) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2)
       repayments of loans made to a Participant from the Plan; (3) repay ments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cashouts); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

   (f) For purposes of this Section, the following terms shall be defined as follows:

       (1) Annual Additions means the sum credited to a Participant's accounts for any Limitation Year of (1) Employer contributions, (2) Employee contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code
           Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(c)) maintained by the Employer. Except, however, the

           "415 Compensation" percentage limitation referred to in paragraph
           (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1).

           For this purpose, any Excess Amount applied under Sections 4.9(a)(4) and 4.9(b)(6) in the Limitation Year to reduce Employer contributions shall be considered Annual Additions for such Limitation Year.

       (2) Compensation means a Participant's Compensation as defined in
           Section 1.9.

           For purposes of applying the limitations of this Section 4.9, Compensation for any Limitation Year is the Compensation actually paid or includible in gross income during such year. Notwithstanding the preceding sentence, Compensation for a Participant in a profit-sharing plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

       (3) Defined Benefit Fraction means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) main tained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140 percent of his Highest Average Compensation including any adjustments under Code Section 415(b).

           Notwithstanding the foregoing, for any Top Heavy Plan Year, 100 shall be substituted for 125.

       (4) Defined Contribution Dollar Limitation means $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

       (5) Defined Contribution Fraction means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible voluntary employee contributions to any defined benefit plans, whether or not terminated, maintained by the Employer and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(c), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the Defined Contribution Dollar Limitation or 35 percent of the Participant's Compensation for such year.

           Notwithstanding the foregoing, for any Top Heavy Plan Year, 100 shall be substituted for 125.

       (6) Employer means the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section. Affiliated Employers shall be determined pursuant to the modification made by Code Section 415(h).

       (7) Excess Amount means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

       (8) Highest Average Compensation means the average Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the Plan Year.

       (9) Limitation Year means the Plan Year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

      (10) Master or Prototype Plan means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

      (11) Maximum Permissible Amount means the maximum Annual Addition that may be contributed or allocated to a Participant's account under the plan for any Limitation Year, which shall not exceed the lesser of:

           (i)  the Defined Contribution Dollar Limitation, or

           (ii) 25 percent of the Participant's Compensation for the Limitation Year.

           The Compensation Limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition under Code Sections 415(l)(1) or 419A(d)(2).

           If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Contribution multiplied by the following fraction:

           number of months in the short Limitation Year 12

      (12) Projected Annual Benefit means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity as defined in the Code) to which the Participant would be entitled under the terms of the plan assuming:

           (i) the Participant will continue employment until Normal Retirement Age (or current age, if later), and

           (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

   (g) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.10   ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3), that may be made with respect to a Participant, or other facts and circumstances to which Regulation 1.415-6(bX6) shall be applicable, the "annual additions" under this Plan would cause the maximum provided in Section 4.9 to be exceeded, the Administrator shall treat the excess in accordance with Section 4.9(a)(4).

4.11   TRANSFERS FROM QUALIFIED PLANS

   (a) With the consent of the Administrator, amounts may be transferred from other qualified plans, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or create adverse tax consequences for the Employer, The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account". Such account shall be fully Vested at all times and shall not be subject to forfeiture for any reason.

   (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in Paragraphs (c) and (d) of this Section.

   (c) Amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(4)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

   (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the

       Participant's Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

   (e) The Administrator may direct that employee transfers made after a valuation date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

   (f) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a). The term "amounts transferred from other qualified plans" shall mean: (i) amounts transferred to this Plan directly from another qualified plan; (ii) lump-sum distributions received by an Employee from another qualified plan which are eligible for tax free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account.

   (g) Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

   (h) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 8.1.

4.12   VOLUNTARY CONTRIBUTIONS

Except as provided in Section 4.2, Participants may not voluntarily contribute any portion of their compensation earned while a Participant under this Plan.

4.13   DIRECTED INVESTMENT ACCOUNT

   (a) All Participants may direct the Trustee as to the investment of all or a portion of any one or more of their individual account balances. Participants may direct the Trustee in writing to invest their account in specific assets as permitted by the Administrator provided such investments are in accordance with the Department of Labor regulations and are permitted by the Plan. That portion of the account of any Participant so directing will thereupon be considered a Directed Investment Account.

   (b) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and their Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in earnings of the Trust Fund that are otherwise invested, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such Account.

   (c) The Administrator shall establish a procedure, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations that the Adminis trator shall impose on a Participant's right to direct investments.

4.14   MATCHING CONTRIBUTIONS MADE IN COMMON STOCK

Effective for Plan Years beginning on and after January 1, 1997:

   (a) Matching contributions made pursuant to Section 4.1(b) shall be made in Common Stock.

   (b) The number of shares of Common Stock that shall be contributed with respect to, and allocated to the Participant's Non-Elective Account of, an Allocation Participant shall be determined by dividing the matching contribution required to be made to his Participant's Non-Elective Account under Section 4.1(b) and allocated to his Participant's Non-Elective Account under Section 4.4(b)(2) by the fair market value of the Common Stock on the last day of the applicable quarter.

       (i) For purposes of this Section 4.14(b) the term "fair market value" on the last day of a quarter means the last reported sales price of the Common Stock on the NASDAQ (National) System, as reported in a national newspaper, on such day or on the nearest prior day on which trading of the Common Stock occurred on the NASDAQ (National) System, or if the stock is listed on a national stock exchange, the last reported sales price of the Common Stock on such exchange, as reported in a national newspaper, on such day or on the nearest prior day on which trading of the Common Stock occurred on such exchange.

       (ii) Fractional shares of Common Stock may not be allocated to a Participant's Account pursuant to this Section 4.14. If the calculation described in Section 4.14(b)(i) would result in a fractional number of shares, the number of shares shall be rounded down and the remaining matching contribution shall be made in cash.

   (c) The Trustee shall hold the Common Stock contributed pursuant to this
       Section 4.14 and shall maintain for each Participant who has received an allocation of Common Stock pursuant to this Section 4.14 a separate account to be designated as the Participant's Common Stock Account. Any such Common Stock Account shall be considered a part of the Participant's Non-Elective Account for all purposes under the Plan, except to the extent set forth in this Section 4.14.

   (d) The Trustee shall allocate among the Common Stock Accounts any dividends which are declared on the Common Stock held by the Trustee and which are paid to the Trustee, including cash dividends, stock dividends or any other adjustments made to the authorized shares, based on the respective number of shares represented by each Common Stock Account on the record date of the dividend.

   (e) Notwithstanding any other provision of the Plan:

       (i) Distributions from a Participant's Common Stock Account shall be made only in Common Stock. Provided, however, that if a Participant elects to receive his benefit in installments, the Administrator shall make distributions of any Common Stock allocated to his Participant's Non-Elective Account in approximately equal number of shares, without making any distribution in fractional shares.

       (ii) A Participant may not borrow from his Common Stock Account under the loan provisions of Section 7.4 or make a withdrawal from his Common Stock Account under the financial hardship provisions of Section 6.11.

      (iii) A Participant may not receive a pre-retirement distribution from his Common Stock Account pursuant to Section 6.10.

       (iv) A Participant may not direct that any portion of his Common Stock Account be transferred to any other investment available under the Plan.

   (f) Subject to the requirements of Section 404 of the Act, each Participant shall be entitled to instruct the Trustee as to the manner in which the shares of Common Stock then allocated to his Common Stock Account will be voted with respect to all matters requiring a vote of such shares. Any shares of Common Stock with respect to which voting instructions are not received from a Participant shall be voted in the same manner as the majority of shares of Common Stock held by the Trustee with respect to which voting instructions are received.

   (g) For purposes of determining whether the value of a Participant's benefit exceeds or has at the time of any prior distribution exceeded $3,500 for purposes of Sections 6.5(e) and 6.6(h), the value of the Participant's Common Stock Account shall be determined by using the fair market value of the Common Stock as defined in Section 4.14(b) on the date as of which the determination is made.

    (h) For purposes of determining: (I) the amount of an Employer's contributions and Forfeitures pursuant to Section 4.4(e); (II) the Actual Contribution Percentage of a group of employees pursuant to
         Section 4.7(b) and the Excess Aggregate Contributions for a Highly Compensated Participant pursuant to Section 4.8(e); and (III) the Annual Additions credited to a Participant's accounts as defined in
         Section 4.9(f)(1), the value of the Common Stock allocated to a Participant's Common Stock Account shall be determined by using the fair market value of the Common Stock as defined in Section 4.14(b) on the date as of which such determination is required to be made under those Sections.

    (i) The provisions of Sections 4.14(b) through (f) shall apply to Former Participants, Retired Participants and Beneficiaries in the same manner as Participants.

                                   ARTICLE V
                                   VALUATIONS


5.1  VALUATION OF THE TRUST FUND

The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date". In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

5.2  METHOD OF VALUATION

In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date". If such securities were not traded on the "valuation date", or if the exchange on which they are traded was not open for business on the "valuation date", then the securities shall be valued at the prices at which they were last traded prior to the "valuation date". Any shares of registered investment companies shall be valued at the net asset value of such shares for the applicable "valuation date." Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the "valuation date", which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1 DETERMINATION OF BENEFITS UPON RETIREMENT

Every Participant may terminate his employment with the Employer and retire for the purposes hereof on or after his Normal Retirement Date or Early Retirement Date. Upon such Normal Retirement Date or Early Retirement Date, all amounts credited to such Participant's Combined Account shall become distributable. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Administrator shall direct the distribution of all amounts credited to such Participant's Combined Account in accordance with Section 6.5.


6.2  DETERMINATION OF BENEFITS UPON DEATH

     (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's accounts to the Participant's Beneficiary.

     (b) Upon the death of a Former Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining amounts credited to the accounts of such deceased Former Participant to such Former Participant's Beneficiary.

     (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

6.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of all amounts credited to such Participant's Combined Account as though he had retired.

6.4  DETERMINATION OF BENEFITS UPON TERMINATION

     (a) Except to the extent that assets are held in Directed Investment Accounts pursuant to Section 4.13, on or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than retirement, death, or Total and Permanent Disability, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.4 until such time as a distribution is made to the Terminated Participant. The amount of the portion of the Participant's Combined Account which is not Vested may be credited to a separate account (which will always share in gains and losses of the Trust) and at such time as the amount becomes a Forfeiture shall be treated in accordance with the provisions of the Plan regarding Forfeitures.

          Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

     (b) The Vested portion of any Participant's Account shall be a percentage of such account determined on the basis of the Participant's number of Years of Service according to the following vesting schedule:

                    0-1 years          0%
                      2 years         20%
                      3 years         40%
                      4 years         60%
                      5 years         80%
                      6 years        100%

     (c)  For any Top Heavy Plan Year the vesting schedules set forth in
          Section 6.4(b) shall apply.

     (d) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

     (e) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan's status as a Top Heavy Plan.

     (f) If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least 3 Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. Notwithstanding the foregoing, with respect to Employees who fail to complete at least one (1) Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

          (1)  the adoption date of the amendment,

          (2)  the effective date of the amendment, or

          (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

     (g) (1) If any Former Participant shall be reemployed by the Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

          (2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of 5 consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of separation.

               In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Non-Elective Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date or other valuation date preceding his termination. If an employee receives a distribution pursuant to this Section and the employee resumes employment covered under this plan, the employee's employer derived account balance will be restored to the amount on the date of distribution if the employee repays to the plan the full amount of the distribution attributable to employer contribu tions before the earlier of 5 years after the first date on which the participant is subse quently reemployed by the employer, or the date the participant incurs 5 consecutive 1-year breaks in service following the date of the distribution. If a nonvested Former Participant was deemed to have received a distribution and such Former Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

          (3) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

               (i) Any Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

               (ii) After five (5) consecutive 1-Year Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break, service shall not be increased as a result of post-break service;

               (iii) A Former Participant who is reemployed and who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (i) above, shall participate in the Plan as of his date of reemployment;

               (iv) If a Former Participant completes a Year of Service (a 1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroac tively from the first day of the Plan Year during which he completes one (1) Year of Service.

6.5  DISTRIBUTION OF BENEFITS TO PARTICIPANTS

     (a) The Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant any amount to which he is entitled under the Plan in one or more of the following methods:

          (1)  One lump-sum payment;

          (2) Payments over a period certain in monthly, quarterly, semiannual, or annual installments. Except to the extent that the assets are held in a Directed Investment Account under Section 4.13, in order to provide such installment payments, the Administrator may direct that the Participant's interest in the Plan be segregated and invested separately, and that the funds in the segregated account be used for the payment of the installments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary);

     (b) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded at the time of any prior distribution, $3,500 shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

          (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

          (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5(c).

          (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the "Annuity Starting Date".

          (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the "Annuity Starting Date".

          (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

     (c) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code
          Section 401(a)(9) and the Regulations thereunder

          (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

          (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or
               (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's designated Beneficiary) in accordance with Regulations. However, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

          (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

     (d) For purposes of this Section, the life expectancy of a participant and a Participant's spouse shall be redetermined annually in accordance with Regulations if the Participant so elects. If the Participant or the Participant's spouse elects whether recalculations will be made, then the election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

     (e) Notwithstanding anything to the contrary in this Section 6.5, but subject to Section 6.14, if the value of a Participant's Vested Account balance on the first day of the month that is at least two weeks following his retirement or other termination of employment does not exceed, and at the time of any prior distribution has not exceeded, $3,500, the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump sum without regard to the consent of the Participant.

6.6 DISTRIBUTION OF BENEFITS UPON DEATH

    (a) Unless otherwise elected as provided in Section 6.6(c), a Participant who has a surviving spouse shall have his entire Vested Account balance paid to his surviving spouse.

         (1) Payment shall be made to the surviving spouse in a manner provided in Section 6.6(d).

         (2) The surviving spouse may direct that payment of his or her benefit commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time elected by the spouse, subject to the rules specified in Section 6.6(e).

    (b) If the Participant does not have a surviving spouse or has made an election as provided in Section 6.6(c) to have some or all of his Vested Account balance paid to someone other than his surviving spouse, the Participant may designate a Beneficiary for that portion of his Vested Account balance that is not payable to the spouse.

         (1) The designation of a Beneficiary shall be made on a form satisfactory to the Administrator.

         (2) In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

         (3) The Beneficiary validly designated by the Participant pursuant to this Section 6.6(b) may elect a distribution in a manner provided in Section 6.6(d), and as permitted under Section 6.6(e).

     (c) Any election to waive the spouse's benefit before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's consent. The spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right. Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that: (1) the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations; or (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise). If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. A former spouse's waiver shall not be binding on a new spouse.

          A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. The number of revocations shall not be limited. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.

          The election period shall begin on the day the Participant becomes a Participant and end on the date of the Participant's death.

      (d) (1) Death benefits shall be paid to the Participant's Beneficiary by either of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary) subject to the rules specified in
               Section 6.6(e):

               (i)  One lump-sum payment;

               (ii) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or his Beneficiary. After periodic installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the amount of such periodic installments shall be adjusted accordingly;

          (2) In the event the death benefit payable pursuant to Section 6.2 is payable in installments, then, upon the death of the Participant, the Administrator may direct that the death benefit be segregated and invested separately, and that the funds accumulated in the segregated account be used for the payment of the installments.

     (e) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder.

          (1) If it is determined, pursuant to Regulations, that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death.

          (2) If a Participant dies before he has begun to receive any distributions of his interest in the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries in the manner selected by the Participant or Beneficiary(ies), subject to the following rules and Section 6.6(f) below:

               (i) The entire death benefit shall be distributed to the Participant's Beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's death occurs;

               (ii) The 5-year distribution requirement of (i) above shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated

                    Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died.

              (iii) However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his designated Beneficiary, the provisions of (ii) above shall apply except that the requirement that distributions commence within one year of the Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

     (f) For purposes of Section 6.6(e)(2), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

     (g) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse shall be redetermined annually in accordance with Regulations if the Participant so elects. If the Participant or the

          Participant's spouse elects to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

     (h) Notwithstanding anything to the contrary in Sections 6.6(a)(1) and (2) and (b)(3), but subject to Section 6.14, if the value of a Participant's Vested benefit at the time the Administrator learns of the Participant's death does not exceed, and did not at any time after the Participant's death or at the time of any prior distribution exceed, $3,500, the Administrator shall direct that the entire Vested benefit be paid to such Participant's Beneficiary as soon as practicable in a single lump sum.

6.7 TIME OF SEGREGATION OR DISTRIBUTION

Except as limited by Sections 6.5 and 6.6, whenever a distribution is to be made, or a series of payments are to commence, on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary Date. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer. Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution pursuant to Section 6.5(b), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

6.8 DISTRIBUTION FOR MINOR BENEFICIARY

In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his resi dence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary.

6.10 PRE-RETIREMENT DISTRIBUTION

At such time as a Participant shall have attained age 59 1/2, the Administrator, at the election of the Participant, shall direct the Trustee to distribute up to the entire amount then credited to the accounts maintained on behalf of the Participant. However, no such distribution may be made to any Participant unless his Participant's Non-Elective Account has become fully Vested. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including but not limited to, all notice and consent requirements required by Code Section 411(a)(11) and the Regulations thereunder.

6.11 ADVANCE DISTRIBUTION FOR HARDSHIP

     (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Partic ipant in any one Plan Year up to the lesser of (1) 100% of his accounts valued as of the last Anniversary Date or other valuation date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is on account of one of the following or any other items permitted by the Internal Revenue Service:

          (1) Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152);

          (2) The purchase (excluding mortgage payments) of a principal residence for the Participant;

          (3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents; or

          (4) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

      (b) No such distribution shall be made from a Participant's Non-Elective Account until such account has become fully Vested.

      (c) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as am known to the Administrator, determines that all of the following conditions are satisfied:

          (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution).

          (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

          (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

          (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

     (d) Notwithstanding the above, distributions from the Participant's Elective Account pursuant to this Section shall be limited solely to the Participant's Deferred Compensation.

     (e) Notwithstanding the above, a Participant may not make a withdrawal from his Common Stock Account under this Section 6.11.

     (f) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of
          Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations there under.

6.12 LIMITATIONS ON BENEFITS AND DISTRIBUTIONS

All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

6.13 SPECIAL RULE FOR TRANSFEREE PLANS

If it is determined that this Plan is a direct or indirect transferee of a defined benefit plan or money purchase plan, or a target benefit plan, stock bonus or profit sharing plan which would otherwise provide for a life annuity form of payment to the Participant, the rules of Sections 401(a)(11) and 417 of the Code shall apply to the extent required by those Sections.


6.14 DIRECT ROLLOVER

     (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributed may elect, at the time and in the manner pre-scribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (b) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributed, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributed and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income(determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (c) An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or the qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution, However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

     (d) A distributes includes an Employee or former Employee, In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

     (e) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VII
                                    TRUSTEE

7.1 BASIC RESPONSIBILITIES OF THE TRUSTEE

The Trustee shall have the following categories of responsibilities:

     (a) Consistent with the "funding policy and method" determined by the Employer to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan;

     (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

     (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per Section 7.7; and

     (d) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.2  INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

     (a) Except to the extent of amounts held in a Directed Investment Account, the Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust.

     (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

     (c) Except to the extent of amounts held in a Directed Investment Account, the Trustee may from time to time transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder pursuant to Revenue Ruling 81-100, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

7.3  OTHER POWERS OF THE TRUSTEE

The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

     (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

     (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

     (c) Subject to the instructions given by Participants pursuant to Section 4.14(f) to vote upon any stocks, bonds, or other securities, to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorgani zations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

     (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

     (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable, and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund, and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expedi ency, or propriety of any borrowing;

     (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

     (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

     (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

     (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

     (k) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

     (l) To invest in Treasury Bills and other forms of United States government obligations;

     (m) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

     (n) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

     (o) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

     (p) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

7.4  LOANS TO PARTICIPANTS

     (a) The Trustee may, in the Trustee's sole discretion, make loans to Participants or Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis, (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants, (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) shall provide for periodic repayment over a reasonable period of time.

     (b) Loans shall not be made to any Shareholder-Employee unless an exemption for such loan is obtained pursuant to Act Section 408 and further provided that such loan would not be subject to tax pursuant to Code
         Section 4975.

     (c) Loans shall not be granted to any Participant that provide for a repayment period extending beyond such Participant's Normal Retirement Date.

     (d) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

         (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

         (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Employee under the Plan.

             For purposes of this limit, all plans of the Employer shall be considered one plan. Addition ally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (1) above shall be unreduced.

     (e) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Notwithstanding the foregoing, loans made prior to January 1, 1997 which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Code Section 267(c)(4)) may provide for periodic repayment over a reasonable period of time that may exceed five (5) years.

     (f) An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, shall be treated as a loan under this Section.

     (g) Loans shall be treated as directed investments for purposes of
         Section 4.13.  The minimum amount of any loan shall be $1,000.

     (h) Notwithstanding the above, a Participant or Beneficiary may not borrow from his Common Stock Account under this Section 7.4.

     (i) A Participant loan program shall be established which must include, but need not be limited to, the following:

         (1) the identity of the person or positions authorized to administer the Participant loan program;

         (2) a procedure for applying for loans;

         (3) the basis on which loans will be approved or denied;

         (4) limitations, if any, on the types and amounts of loans offered;

         (5) the procedure under the program for determining a reasonable rate of interest;

         (6) the types of collateral which may secure a Participant loan; and

         (7) the events constituting default and the steps that will be taken to preserve plan assets.

         Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a pan of this plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section of the Plan.

7.5  DUTIES OF THE TRUSTEE REGARDING PAYMENTS

At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

7.6  TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

The Trustee shall be paid such reasonable compensation as set forth in the Trustee's fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the

Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.7 ANNUAL REPORT OF THE TRUSTEE

Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee, or its agent, shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

     (a) the net income, or loss, of the Trust Fund;

     (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

     (c) the increase, or decrease, in the value of the Trust Fund;

     (d) all payments and distributions made from the Trust Fund; and

     (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.8  AUDIT

(a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accoun tant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists, that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

(b) All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

(c) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act
     Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.9  RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

     (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

     (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

     (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

     (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee, In the event a successor is so designated by the Employer and accepts such designation, the succes sor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

     (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under
         Section 7.7 or (ii) set forth in a special statement Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year, The procedures set forth in Section 7.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by
         Section 7.7 and this subparagraph.

7.10 TRANSFER OF INTEREST

Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of such Participant in his account to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the require ments of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.11 TRUSTEE INDEMNIFICATION

The Employer agrees to indemnify and save harmless the Trustee against any and all claims, losses, damages, expenses and liabil ities the Trustee may incur in the exercise and performance of the Trustee's powers and duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct.

7.12 EMPLOYER SECURITIES AND REAL PROPERTY

The Trustee shall be empowered to acquire and hold "qualifying Employer securities" and "qualifying Employer real property," as those terms are defined in the Act. However, no more than 100% of the fair market value of all the assets in the Trust Fund may be invested in "qualifying Employer securities" and "qualifying Employer real property."

7.13  DIRECTED INVESTMENT AND INVESTMENT IN COMMON STOCK

Notwithstanding any other provision of this Article VII:

     (a) Directed Investment. To the extent that a Participant has directed
         -------------------
         an investment pursuant to Section 4.13 such direction must be followed by the Trustee. Neither the Trustee nor any other person, including the Administrator, shall be under any duty to question any such direction of the Participant or to review any securities or other property, real or personal, or to make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant pursuant to
         Section 4.13. Provided, however, that the Trustee may refuse to comply with any direction from a Participant in the event the Trustee, in its sole and absolute discretion, deems such direction improper by virtue of applicable law, and in such event, the Trustee shall not be responsible or liable for any loss or expense which may result. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Investment Account.

         Notwithstanding anything hereinabove to the contrary, the Trustee shall not, at any time after December 31, 1981, invest any portion of a Directed Investment Account in "collectibles" within the meaning of that term as employed in Code Section 408(m).

     (b) Investment in Common Stock. If Common Stock has been allocated to a
         --------------------------
         Participant's Non-Elective Account pursuant to Section 4.14, the provisions of Sections 7.1 through 7.12 shall be interpreted in a manner consistent with Section 4.14.

                                  ARTICLE VIII
                      AMENDMENT, TERMINATION, AND MERGERS

8.1  AMENDMENT

     (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee may only be made with the Trustee's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

     (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and admin istration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates, or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

     (c) Except as permitted by Regulations (including Regulation 1.411(d)-4), no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are pre served with respect to benefits accrued as of the later of the adoption date or effective date of the amendment "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retire ment benefits and retirement-type subsidies, and optional forms of benefit.

8.2  TERMINATI0N

     (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee written notice of such termination. Upon any full or partial termination all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

     (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner which is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash or through the purchase of irrevocable nontransferable deferred commitments from a legal reserve insurance company. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" as described in Section 8.1.

8.3  MERGER OR CONSOLIDATION

This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(c).

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1  EMPLOYER ADOPTIONS

     (a) Any organization may, with the consent of Yurie Systems, Inc., become an Employer hereunder by adopting the Plan in writing. The consent of Yurie Systems, Inc. shall be signified by written minutes of a Board of Directors meeting or a written action without a meeting by the Board of Directors.

     (b) Except as otherwise provided in this Plan, the affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

9.2  PARTICIPANT'S RIGHTS

This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

9.3  ALIENATION

     (a) Subject to the exceptions provided below, no benefit which shall be payable to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

     (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

     (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

9.4  CONSTRUCTION OF PLAN

This Plan and Trust shall be construed and enforced according to the Act and the laws of the State or Commonwealth in which the Employer's principal office is located, other than its laws respecting choice of law, to the extent not preempted by the Act.

9.5  GENDER AND NUMBER

Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

9.6  LEGAL ACTION

In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.7  PROHIBITION AGAINST DIVERSION OF FUNDS

     (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

     (b) In the event the Employer shall make a contribution under a mistake of fact pursuant to Section 403(c)(2)(A) of the Act, the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

9.8  BONDING

Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

9.9  RECEIPT AND RELEASE FOR PAYMENTS

Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer.

9.10 ACTION BY THE EMPLOYER

Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.11 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

The "named Fiduciaries" of this Plan are (1) the Administrator, (2) the Trustee, and (3) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are spe cifically given them under the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information fur nished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

9.12 HEADINGS

The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construc tion of the provisions hereof.

9.13 APPROVAL BY INTERNAL REVENUE SERVICE

     (a) Notwithstanding anything herein to the contrary, if, pursuant to a timely application filed by or in behalf of the Plan, the Commissioner of Internal Revenue Service or his delegate should determine that the Plan does not initially qualify as a tax-exempt plan under

          Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operate as if it had not been amended and restated.

     (b) Notwithstanding any provisions to the contrary, except Sections 3.5, 3.6, and 4.1(e), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

     (c) If an Employer's Plan fails to attain or retain qualification, then such Plan will no longer participate in this Prototype Plan and will be considered an individually designed plan.

9.14 UNIFORMITY

All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

9.15 PAYMENT OF BENEFITS

Benefits under this Plan shall be paid, subject to Section 6.10 and Section 6.11 only upon death, Total and Permanent Disability, normal or early retirement, termination of employment, or upon Plan Termination.

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS

10.1 ELECTION TO BECOME A PARTICIPATING EMPLOYER

Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any Affiliated Employer may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

10.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS

     (a) Each Participating Employer shall be required to select the same Plan provisions as those selected by the Employer other than the Fiscal Year and such other items that must, by necessity, vary among employers.

     (b) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

     (c) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

     (d) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Combined Account as well as his accumulated service time with the transfer or predecessor, and his length of participation in the Plan, shall continue to his credit.

     (e) Any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

10.3 DESIGNATION OF AGENT

Each Participating Employer shall be deemed to be a part of this Plan, provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

10.4 EMPLOYEE TRANSFERS

It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

10.5 PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES

Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. In the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

10.6 AMENDMENT

Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

10.7 DISCONTINUANCE OF PARTICIPATION

Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

10.8 ADMINISTRATOR'S AUTHORITY

The Administrator shall have authority to make any and all neces sary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

10.9 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

A Participating Employer on behalf of whose employers a contribu tion is made under this paragraph shall not be required to reimburse the contributing Participating Employers.


IN WITNESS WHEREOF, Yurie Systems, Inc. has caused this Plan to be executed by its duly authorized officer this ______ day of _________________, 1997.



                                    ------------------------------